                                                                 EXHIBIT 10.29.1

                              TERMINATION AGREEMENT
                                   (GREENWOOD)

         The undersigned (the "Employee"), in consideration of the payment of one (1) year's Base Salary, does hereby agree to the termination of his Employment Agreement dated July 1, 2001 with U.S. Propane, L.P. effective as of the closing of the Contribution Agreement dated November 6, 2003 between LaGrange Energy L.P. and each of Heritage Propane Partners, L.P. and Heritage Operating, L.P.; provided, however, Employee retains the vested right to receive 20,000 Common Units on or about July 24, 2005.

         This Agreement may be executed in one or more counterparts and by original or facsimile signatures delivered by the parties to the other, each of which shall be deemed an original, but all of which constitute one and the same document.

         The parties hereto agree that the Employee shall continue as an at will employee.

         Dated January 20, 2004.

                                    U. S. PROPANE, L.P.

                                    By U.S. Propane, L.L.C., General Partner

                                    By: ________________________________________
                                    Its: President

                                    ___________________________________________
                                    Michael L. Greenwood

                                                                   "Employee"